Convertible Note Payable	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Convertible Note Payable

14. CONVERTIBLE NOTE PAYABLE

In October 2019, the Company issued a Convertible Promissory Note (“Note”) in a private placement in aggregate principal amount of $1.04 million. The Note matures in 12 months from the issue date of the Note (the “Maturity Date”), with an interest rate of 5%. The Note carries an original issue discount (OID) of $40,000 to cover investor’s transaction costs of the Note. Thus, the net proceeds of the Note were $1 million. The Note is convertible into the Company’s ordinary shares at $1.5 per share at the holder’s option at any time on or before Maturity date. Upon occurrence of default events, the holder of the Note is entitled to an alternative conversion, which the number of the Company’s shares upon conversion shall not exceed 2,820,000 shares. On the Maturity Date, the holder of the Note has the right to convert all of the outstanding balance of the Note at a price of no less than $0.5 per share. In conjunction with issuance of the Note, the Company also issued the holder warrants to purchase 160,000 ordinary shares the Company with an exercise price at $1.50 per share with a cashless-exercise option. The warrants will expire in three years. The warrants are also subject to exercise price adjustments upon occurrence of stock splits, stock dividends, reorganization or similar events.

The detachable warrants issued to the Note holder are considered being indexed to the Company’s owner stock and classified in stockholders’ equity and therefore they meet the scope exception prescribed in ASC 815-10-15. The warrants are initially measured at fair value of $11,250 by using Black-Scholes Merton Valuation Model with no subsequent adjustment of fair value in accordance with ASC 815.

The Company assessed the accounting for the Note in accordance with ASC 470-20 allocating the proceeds to convertible note and the detachable warrant on their relative fair value basis, in the amount of $988,874 and $ 11,126, respectively.

For the holder of the Note, conversion price results in beneficial conversion feature (BCF) that is separated as an equity component and assigned a value of $113,526, which is the intrinsic value of the BCF that is measured by difference between the effective conversion price based on the proceeds allocated to the convertible instrument and the conversion prices that are most beneficial to the Note holder and assigned to the equity component and recorded as a debt discount. Debt discount is amortized using the effective interest rate method over the period from the issuance date through the stated maturity date.

The Note is recognized initially at fair value, net of debt discounts including original issue discount and allocation of proceeds to beneficial conversion feature and the detachable warrant, in the amount of $164,651. As of December 31, 2019, the remaining unamortized debt discount was $123,489, and will be amortized through September 30, 2020. Issuance costs and other Discounts accretion are recorded as interest expense in the consolidated statement of comprehensive income.

The Company recognized interest expense of approximately $54,000 for the period ended December 31, 2019 including interest relating to contractual interest obligation approximately of $13,000 and amortization of the discounts and debt issuance cost approximately of $41,000. As a result of discounts accretion and amortization, the Note was in the carrying value of $916,511 as of December 31, 2019.